UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2013 (October 21, 2013)

AMR Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas		76155
(Address or principal executive offices)		(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

American Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas		76155
(Address or principal executive offices)		(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously reported, on November 29, 2011, AMR Corporation (“AMR” or the “Company”), its principal subsidiary, American Airlines, Inc. (“American”) and certain of the Company’s other direct and indirect domestic subsidiaries (collectively, the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

On February 13, 2013, AMR, US Airways Group, Inc. (“US Airways”), and AMR Merger Sub, Inc., a wholly owned subsidiary of AMR (“Merger Sub”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”), which contemplates the merger of Merger Sub with and into US Airways, with US Airways surviving as a wholly-owned subsidiary of the Company (the “Merger”).

Item 1.03. Bankruptcy or Receivership.

On October 21, 2013, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ fourth amended joint chapter 11 plan (as amended and supplemented, the “Plan”). The Plan sets forth the manner in which claims against and equity interests in the Debtors are to be treated. The Plan also provides for the consummation of certain restructuring transactions, including the transactions contemplated by the Merger Agreement (the “Merger”).

The ultimate parent company resulting from the Merger (“AAG”) is expected to have approximately 1.75 billion shares of common stock (the “New Common Stock”) and 200 million shares of preferred stock authorized on the effective date of the Plan (the “Effective Date”). All existing AMR shares will be cancelled under the Plan, and the exact number of shares of New Common Stock to be issued in connection with the Plan cannot be calculated currently. On the Effective Date, the Company will designate a new series of AAG Convertible Preferred Stock (herein so called) from its authorized preferred stock. The number of shares of AAG Convertible Preferred Stock to be issued pursuant to the Plan cannot be calculated currently. All creditors holding general unsecured claims against American that are guaranteed by AMR and general unsecured claims against AMR that are guaranteed by American (“Double-Dip Unsecured Claims”) will be treated the same under the Plan. Similarly, all creditors asserting Single-Dip Unsecured Claims will be treated the same regardless of whether the claim is asserted against the AMR Debtors, the American Debtors, or other Debtors. As used herein, “Single-Dip Unsecured Claims” means the general unsecured claims against the Debtors that are not guaranteed by any other Debtor, other than the claims of the Debtors’ labor unions and convenience claims. The Plan also provides for the distribution of shares of New Common Stock to certain of the Debtors non-union employees. In addition, as a result of the economics of the distributions, including the anticipated distributions to holders of existing equity interests in AMR, no separate distributions will be made with respect to prepetition intercompany claims among the Debtors, and such claims may be extinguished or compromised (by distribution, contribution, or otherwise) in the discretion of the Debtors on or after the Effective Date.

The Plan contains the following provisions relating to the treatment of prepetition claims against the Debtors and equity interests in AMR:

•	unless they elect treatment as holders of Single-Dip Unsecured Claims, holders of Double-Dip Unsecured Claims will receive their recovery in shares of AAG Convertible Preferred Stock with a face amount equal to the allowed amount of their claims, including post-petition interest at the non-default rate;

•	holders of Single-Dip Unsecured Claims, and holders of Double-Dip Unsecured Claims that elect to receive such treatment, will receive a portion of their recovery in shares of AAG Convertible Preferred Stock and, subject to the trading price of the New Common Stock during the 120-day period after the Effective Time, a portion in shares of New Common Stock;

•	up to one quarter of the shares of AAG Convertible Preferred Stock will be mandatorily convertible into shares of New Common Stock on each of the 30th, 60th, 90th, and 120th day after the Effective Date. In addition, subject to certain limitations, holders of AAG Convertible Preferred Stock may elect to convert up to $250 million of the AAG Convertible Preferred Stock during each 30-day period following the Effective Date. Upon the conversion of the remaining AAG Convertible Preferred Stock on the 120th day after the Effective Date, all AAG Convertible Preferred Stock will have been converted to New Common Stock and no AAG Convertible Preferred Stock will then remain outstanding (the conversion price of the AAG Convertible Preferred Stock will vary on each conversion date, based on the volume weighted average price of the shares of New Common Stock on the five trading days immediately preceding each conversion date, at a 3.5% discount, subject to a cap and a floor price);

•	holders of existing equity securities in AMR will receive an initial distribution of shares of New Common Stock representing 3.5% of the total number of shares of New Common Stock (on an as-converted basis) in addition to the potential to receive additional shares of New Common Stock on each conversion date if the conversion formula provides holders of unsecured claims with shares having a value equal to the allowed amount of their claims;

•	the satisfaction of certain labor-related claims through the allocation to such claims of shares of New Common Stock representing 23.6% of the total number of shares of New Common Stock ultimately distributed to holders of prepetition general unsecured creditors against the Debtors; and

•	the satisfaction in full of all secured, priority, and administrative claims against the AMR Debtors, the American Debtors, and the other Debtors in accordance with the requirements of the Bankruptcy Code.

The distributions made to each of the foregoing stakeholders of the Debtors will be adjusted to take into account any reserves made for disputed claims under the Plan. In addition, as a result of the conversion mechanics of the AAG Convertible Preferred Stock, not all shares of New Common Stock to be distributed to the foregoing stakeholders can be distributed on the Effective Date. However, the number of shares of New Common Stock issued on the Effective Date on account of the labor claims and the existing equity interests in AMR is intended to be the maximum amount possible consistent with their unconditional entitlement to a fixed percentage interest under the distribution scheme contemplated by the Plan.

Furthermore, pursuant to the terms of the Merger Agreement, the holders of US Airways common stock will receive one share of New Common Stock for each share of US Airways common stock they own. The aggregate number of shares of New Common Stock issuable in the Merger to holders of US Airways equity instruments (including stockholders, holders of convertible notes, optionees, and holders of restricted stock units) will represent 28% of the diluted equity ownership of AAG. The remaining 72% diluted equity ownership of AAG will be distributable, pursuant to the Plan, to stakeholders, labor unions, and certain employees of AMR and the other

Debtors as described above, and such 72% of the diluted equity ownership of AAG includes all shares of New Common Stock that are or may become issuable upon conversion of the AAG Convertible Preferred Stock. As of the date hereof, there are no current plans to issue additional shares of New Common Stock at or following the Effective Date, except as contemplated by the Plan (including the terms of the Merger Agreement) and except for shares of New Common Stock underlying equity awards granted for compensatory purposes in the ordinary course of business.

The Plan provides that it will become effective upon the satisfaction or waiver of certain conditions precedent, including, but not limited to, (i) all authorizations, consents, regulatory approvals, rulings, letters, no-action letters, opinions, or documents that are necessary to implement the Plan and are required by law, regulation, or order (including required antitrust clearances) will have been received, (ii) all conditions precedent to consummation of the Merger, pursuant to the Merger Agreement, will have been satisfied or waived in accordance with the Merger Agreement, and the closing of the Merger will occur contemporaneously with the Effective Date, and (iii) the Confirmation Order will be in full force and effect.

On August 13, 2013, the Antitrust Division of the Department of Justice filed a lawsuit in the United States District Court for the District of Columbia to enjoin the Merger. The Company and US Airways have indicated that they intend to defend the proposed Merger (the “DOJ Action”). The trial in the DOJ Action is scheduled to commence on November 25, 2013. As explained above, on October 21, 2013, the Bankruptcy Court entered the Confirmation Order. A condition precedent to the Plan becoming effective, however, is a satisfactory resolution of the DOJ Action and the consummation of the Merger. The ultimate resolution of the DOJ Action is uncertain, and, accordingly, whether or not the Merger and the effectiveness of the Plan will occur cannot be predicted at this time.

As of September 30, 2013, which is the date as close as practicable to the entry of the Confirmation Order for which figures are available, AMR had, without giving effect to the transactions contemplated by the Plan, consolidated total assets of $26.8 billion and consolidated total liabilities of $34.7 billion.

The discussion of the Plan herein is a summary and is qualified in its entirety by the Plan. A copy of the Confirmation Order, including the Plan annexed thereto as Exhibit “A”, is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The Company has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which includes a proxy statement of US Airways that also constitutes a prospectus of the Company, and US Airways has filed with the SEC its definitive proxy statement on Schedule 14A. The Company and US Airways have mailed the proxy statement/prospectus to US Airways security holders. INVESTORS AND SECURITY HOLDERS OF US AIRWAYS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about the Company and US Airways through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by US Airways can be obtained free of charge on US Airways’ website at www.usairways.com or by directing a written request to US Airways Group, Inc., 111 West Rio Salado Parkway, Tempe, Arizona 85281, Attention: Vice President, Legal Affairs. Copies of the documents filed with the SEC by the Company can be obtained free of charge on the Company’s website at www.aa.com or by directing a written request to AMR Corporation, P.O. Box 619616, MD 5675, Dallas/Fort Worth International Airport, Texas 75261-9616, Attention: Investor Relations or by emailing investor.relations@aa.com.

Cautionary Statement Regarding Forward-Looking Statements and Information

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. These forward-looking statements are based on the Company’s and US Airways’ current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the challenges and costs of the proposed transaction, including integrating operations and achieving anticipated synergies; the price of, market for and potential market price volatility of common stock of the ultimate parent entity following the closing of the proposed transaction; significant liquidity requirements and substantial levels of indebtedness of the combined company following the closing; potential limitations on the use of certain tax attributes following the closing; failure of the proposed transaction to be completed; and other economic, business, competitive, and/or regulatory factors affecting the business of the combined company after the closing and the businesses of US Airways and the Company generally, including those set forth in the filings of US Airways and the Company with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings, including the registration statement and the proxy statement/prospectus related to the proposed transaction. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Neither the Company nor US Airways assumes any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Confirmation Order and Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2013

AMR Corporation

By:	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly Corporate Secretary

Dated: October 23, 2013

American Airlines, Inc.

By:	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly Corporate Secretary

Exhibit Index

Exhibit No.	Description

2.1	Confirmation Order and Plan